UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust

(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200

Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200

Charlotte, NC 28203

(Name and address of agent for service)

Copies to:

JoAnn Strasser

Thompson Hine LLP

1919 M Street, NW, Suite 700

Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust May 31, 2018

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager’s Commentary	4

Performance Illustration	6
Graphical Illustration	8

Schedules of Investments
Queens Road Value Fund	9
Queens Road Small Cap Value Fund	11

Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	23

Expense Illustration	24

Additional Information	25

Trustees Information	26

QUEENS ROAD FUNDS SHAREHOLDER LETTER May 31, 2018 (Unaudited)

Dear Fellow Shareholder:

During the fiscal year ended May 31, 2018, the Queens Road Value Fund returned 9.25% versus 8.94% for the S&P 500/Citigroup Value Index. The Queens Road Small Cap Value Fund finished the fiscal year ended May 31, 2018 with a return of 7.55% versus 16.35% for the Russell 2000 Value Index.

As the bull market which began in March of 2009 continues to plug along, two of the biggest factors on the forefront of investors’ minds are increasing short-term interest rates and a potential global trade war. Short-term interest rates are on the rise with the Federal Reserve (the “Fed”) raising rates six times since December 2015. These moves have pushed interest rates higher, but the current rate level is still relatively low as the Fed’s neutral rate is around 3%. The Fed has hinted that they expect to have a total of four hikes during 2018—a sign they expect continued economic growth and are not putting too much stock into predictions of a full-blown trade war. The unemployment rate stands at 3.8% as of May’s reading—the lowest rate since 1969—and is still trending lower across all areas of the labor market. Any further improvement in the labor market may result in wage pressures and a pick-up in inflation, which could signal that the economy is beginning to overheat as it usually does late in the economic cycle. This may prompt the Fed to raise rates at a faster pace and even overshoot the 3% neutral rate. As the Fed has steadily raised rates, the difference between short- and longer-term Treasury yields has narrowed. Historically, when the three-month Treasury yield has risen above the yield of the ten-year Treasury (referred to as a yield curve inversion), it has been a reliable warning sign of an impending recession. When the curve has inverted, a recession has generally started within two years. We aren’t there yet, but it is something we are watching closely. In the interim, the Fed will likely keep pushing interest rates higher as long as the economy and the stock market continue to do well. That raises borrowing costs for everyone but doesn’t necessarily mean stock prices will fall as a result. In fact, the stock market generally rises during periods when the Fed is hiking rates, as you can see in the accompanying chart. It shows market returns during periods when the Fed raised rates by more than 1% over the past 35 years.

While tariffs on hundreds of billions of dollars’ worth of imports have been discussed by the Trump administration, thus far, tariffs on just $34 billion in Chinese imports have been enacted since the March steel tariffs. As retaliation, China enacted their own tariffs, in this case on $34 billion worth of US exports. While a large number, it equates to less than 0.2% of our GDP. Though we are currently talking trade on three fronts— China, Mexico and Canada (North American Free Trade Agreement - NAFTA), and Europe—we haven’t yet devolved into an all-out trade war. As you see from the world map of global tariff rates, the US has a long way to go before we are truly considered a protectionist country and trade restrictions have a major impact on our economy. The back-and-forth rhetoric is having an effect, however, as many businesses are delaying new projects and wage increases due to trade worries. The Atlanta Federal Reserve Bank recently cut their previous Gross Domestic Product (GDP) growth estimate for the second quarter from 4.8% to 3.8% as a result. The trade situation is likely far from over. We are still hoping for a negotiated resolution because we’ve learned from history that no one tends to win in a prolonged trade war.

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2018 (Unaudited)

Where Global Tariffs Are Highest And Lowest

Average weighted tariff rate applied across all products in 2016 (%)

<2.51
2.51–4.77
4.77–7.10
7.10–9.62
>9.62
Canada
0.8%
United States
1.6%
Mexico
4.4%
Gabon
16.9%
Brazil
8.0%
India
6.3%
Russia
3.4%
China
3.5%

@StatistaCharts Source: World Bank

statista

In our view, earnings growth is built into market prices. According to Factset, S&P 500 earnings are expected to grow by 20,5% in 2018. And yet the S&P 500 Index is up just 2.7% for the year. In what may seem like a contradiction, stock returns are usually lower when earnings growth is high. Conversely, returns are usually higher when earnings growth is low or negative. This is because the stock market is forward looking. Expectations for future earnings are usually already reflected in current market prices. The stock market detests uncertainty, so we are likely to continue to see bouts of volatility while the trade situation plays out. The first quarter of 2018 provided an excellent example of volatility created by uncertainty. A better-than-expected wage-growth report in early February created enough uncertainty regarding inflationary pressures to set off a 10% correction for the S&P 500. The correction brought an abrupt end to an exceptionally strong rally that marked the first four trading weeks of 2018. A high level of uncertainty (fear) may mean that market participants see an above-average probability of a pending recession or slowing earnings growth but this uncertainty also creates an environment where unexpected good news can potentially move stock prices higher.

As bottom-up investors, we continue to focus on the individual companies in our portfolios and our investment universe. We continue to “turn over rocks” looking for companies we believe have the best long-term prospects for creating shareholder value. But nine years into this bull market we are finding it increasingly difficult to find new companies that meet our investment criteria. In fact, some of our holdings in both the Queens Road Value Fund and Queens Road Small Cap Value Fund are approaching or surpassing our estimates of intrinsic value and we are trimming or eliminating them from the portfolio. We continue to hold to our long-term view reflecting our discipline and patience and are optimistic about the prospects of the companies we own. We appreciate the confidence you place in us to invest your capital wisely. We stand beside you as investors in our funds and are confident in the investments we hold. If you have any questions regarding our process or our portfolios please give us a call.

Sincerely,

Steven H. Scruggs, CFA	Matt Devries, CFA
President/Portfolio Manager	Analyst

QUEENS ROAD FUNDS MANAGER’S COMMENTARY May 31, 2018 (Unaudited)

Queens Road Value Fund

For the fiscal year ending May 31, 2018, the Queens Road Value Fund returned 9.25% versus 8.94% for the S&P 500/Citigroup Value Index.

Companies That Helped Performance

●

Intel Corp. (3.35% of the Fund) rose 57% during the fiscal year. The world’s largest semiconductor manufacturer continued to produce better than expected financial results as the company’s transition from being PC-centric to Data-centric bears fruit. Demand for data center products continues to grow rapidly and Intel’s focus on this segment has made them a clear leader. In spite of the recent surge, the stock still trades below our estimate of intrinsic value.

●

T. Rowe Price Group, Inc. (2.24% of the Fund) returned 77% for the fiscal year. The company continues to fight the trend of money flowing from active managers to passive investments as assets under management increased to just under $1 trillion. The company has a proven investment philosophy that has generated outstanding long-term performance and provided them with one of the best reputations in the business. The solid performance of the company has allowed them to raise their dividend for 31 consecutive years. Although we are confident in the firm and its management, the current stock price is testing our estimates of fair value.

●

Cisco Systems, Inc. (3.74% of the Fund) increased 40% during fiscal year. Cisco is a leader in switching and routing which is at the core of network management and the internet. The explosive growth in data center and cloud computing has benefited the company and should continue to in the foreseeable future. The company has also been successful in making significant acquisitions and integrating them effectively and expanding its product lines. With over $50 billion of cash on its balance sheet, we expect this trend to continue. While not the bargain it was when we began purchasing it, we feel the company remains fairly valued.

Companies That Hurt Performance

●

Symantec Corp. (0.58% of the Fund) fell 31% during the fiscal year. In May, the company announced it is investigating its non-GAAP reporting which may have resulted in improper executive bonuses. On the day of the announcement, shares fell 33% even as the company also announced they didn’t expect the investigation would have a material adverse impact on its historical financial statements. While the selloff has made the stock look attractive on a valuation basis, we are concerned with management’s lack of candor and the risk that other issues may come to light from the investigation. We are following this closely.

●

Procter & Gamble Co. (1.51% of the Fund) dropped 14% during the fiscal year. After years of acquisitions, the well-known consumer products company is in the midst of a long-term transition in which the company plans to reduce its brand portfolio by half. This is occurring during a period of rapid change in the consumer staples sector, where both consumer preferences appear to be changing as well as distribution channel changes (i.e. shelf space is not as valuable a commodity as it used to be.) In addition to rationalizing brands and markets, the company is also focused on an extensive program to revitalize the remaining product lines through re-engineering, packaging updates and innovation. Many of these initiatives are being pushed by activist Nelson Peltz who recently was appointed to the board of directors. We continue to watch closely for signs that the strategic plan they are executing is going to lead to improved financial results.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) May 31, 2018 (Unaudited)

Queens Road Small Cap Value Fund

For the fiscal year ending May 31, 2018, the Queens Road Small Cap Value Fund returned 7.55% compared to 16.35% for the Russell 2000 Value Index.

Companies That Helped Performance

●

Deckers Outdoor, Corp. (3.21% of the Fund) rose 63% during the fiscal year. Best known as the makers of Ugg, Teva and Hoka One One footwear, the company has continued to perform well, posting strong earnings, increasing guidance, and providing a favorable update from management on the progress of its strategic restructuring plan. In the face of a very challenging retail environment, management has done an exemplary job of transitioning to an omni-channel strategy that balances sales across retail, wholesale and e-commerce channels to drive growth and increase operating margins. While the Ugg brand (81% of sales) performed well, growing 4% last year, the Hoka One One brand continued its rapid growth topping $100 million in sales for the first time, up from less than $10 million in sales four years ago. With a pristine balance sheet, reasonable valuation and capable management, we are confident in the company’s long-term prospects.

●

Syntel, Inc. (2.21% of the Fund) increased 80% during the fiscal year. Syntel is an information technology and business process outsourcing provider. The company’s 22,000 employees help clients build IT applications that increase efficiency, expand capabilities, and reach new markets and customers. With over 75% of its billable workforce in India, the company is a big beneficiary of the US’s H1B work visa program. The current administration while initially in favor of cutting the program has since backed off. We think this provided investors with confidence and is a main driver in the recent stock move. The company also faces concentration risk with roughly half of their revenue coming from the financial services industry and American Express accounting for about 20% of revenue. While this is a concern, the company has a strong record of renewing contracts and switching costs are high assuaging our fears. With the recent stock price appreciation, the stock is now trading near our estimate of fair value.

●	DST Systems, Inc. (0.00% of the Fund) was up 39% for the period as SS&C Technologies announced in January that it would purchase the company for $84 per share. The all-cash closed in April of 2018.

Companies That Hurt Performance

●

Synaptics, Inc. (1.51% of the Fund) fell 24% during the fiscal year. Synaptics continues to struggle as it transitions from its heavy reliance on smartphones (primarily touchscreen sensors and controllers) towards a more diversified revenue mix by expanding its presence in the Internet of Things (IoT) market (touch, voice and audio sensors). According to management, almost every top automotive display manufacturer is building panels with their touch controller products. While this transformation has been bumpy, we are encouraged by the higher margins their IoT product commands. This is borne out in the higher gross margins the company has reported recently and we believe this trend will continue. This long-term holding has clearly tested our patience but we are seeing slow but concrete progress and remain confident in the company’s long-term future.

●

Anixter International, Inc. (1.58% of the Fund) fell 19% for the fiscal year. Anixter is a wire and cable distributor serving the security, electronics and utility industries. The company aims to reduce clients supply chain costs by providing technical and logistics expertise on the 600,000 products it offers. They have seen sluggish organic growth in their largest segment, Network and Security Solutions but that should correct with the signing of a new supply agreement with an existing large customer. The company maintains unique capabilities and serves industries with a large addressable market. We like management’s focus on Return on Tangible Capital and the free cash flow it generates.

●

Tech Data Corp. (2.70% of the Fund) declined 10% during the fiscal year. Tech Data is a distributor of technology products selling over 150,000 products through over 125,000 resellers in over 100 countries. Their global footprint and extensive technical capabilities have created an enviable position in the market. The company made a major acquisition in 2017, acquiring the Technology Solutions business from Avnet giving them a significant entry in the Asia market. Technology Solutions is in a similar business as Tech Data but with a focus on data centers. We believe management will run the combined company with the consistent execution we have seen historically. Although a slow grower and in a thin margin business, we believe the company will continue to produce consistent and significant free cash flow and an acceptable return on invested capital.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION May 31, 2018 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Periods Ended May 31, 2018
	Queens Road Value Fund	S&P 500/Citigroup Value Index
1 Year	9.25%	8.94%
5 Year	9.70%	10.11%
10 Year	6.74%	7.09%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 0.96% per the October 1, 2017 Prospectus. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-800-595-3088.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standard & Poors.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2008 to May 31, 2018. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION (Continued) May 31, 2018 (Unaudited)

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Periods Ended May 31, 2018
	Queens Road Small Cap Value Fund	Russell 2000 Value Index
1 Year	7.55%	16.35%
5 Year	8.41%	10.96%
10 Year	7.48%	8.71%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.18% per the October 1, 2017 Prospectus, as amended by the supplement dated December 13, 2017. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-800-595-3088.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indices.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2008 to May 31, 2018. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION May 31, 2018 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent, as a percentage of the total investments held by each Fund, as of May 31, 2018. Please see the Schedules of Investments on the following pages for a detailed list of each Fund’s holdings.

Queens Road Value Fund(1)

Queens Road Small Cap Value Fund(1)

(1)	Sector weightings represent the percentage of the Funds’ investments in certain general sectors. These sectors may include more than one industry. The Funds’ portfolio composition is subject to change at any time.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2018

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 95.4%
	AEROSPACE/DEFENSE — 5.7%
8,000	General Dynamics Corp.	$1,613,680
6,600	United Technologies Corp.	823,812
		2,437,492
	APPAREL — 1.6%
8,500	VF Corp.	689,860

	BANKS — 6.6%
14,500	Bank of New York Mellon Corp.	793,875
9,000	JPMorgan Chase & Co.	963,090
11,000	State Street Corp.	1,057,210
		2,814,175
	CHEMICALS — 3.1%
12,000	LyondellBasell Industries NV, Class A	1,345,440

	COMPUTERS — 4.3%
3,984	DXC Technology Co.	366,966
46,378	Hewlett Packard Enterprise Co.	706,801
5,500	International Business Machines Corp.	777,205
		1,850,972
	COSMETICS/PERSONAL CARE — 3.6%
8,800	Procter & Gamble Co.	643,896
16,400	Unilever PLC ADR	906,592
		1,550,488
	DIVERSIFIED FINANCIAL SERVICES — 10.1%
18,000	American Express Co.	1,769,400
9,000	Ameriprise Financial, Inc.	1,247,670
10,000	Franklin Resources, Inc.	335,700
7,900	T Rowe Price Group, Inc.	959,218
		4,311,988
	ELECTRIC — 4.4%
13,000	American Electric Power Co., Inc.	883,350
8,284	Duke Energy Corp.	639,193
8,400	Southern Co.	377,160
		1,899,703
	ELECTRONICS — 2.4%
3,400	Allegion PLC	259,862
20,000	Corning, Inc.	543,400
3,150	Fortive Corp.	228,973
		1,032,235
	ENGINEERING & CONSTRUCTION — 0.6%
9,076	nVent Electric PLC*	245,778

	FOOD — 1.2%
3,000	Kraft Heinz Co.	172,440
9,000	Mondelez International, Inc., Class A	353,430
		525,870
	HEALTHCARE-PRODUCTS — 2.1%
6,300	Danaher Corp.	625,464
3,022	Medtronic PLC	260,859
		886,323
	HEALTHCARE-SERVICES — 3.8%
7,300	Anthem, Inc.	1,616,366

	HOUSEHOLD PRODUCTS/WARES — 2.5%
7,586	Clorox Co.	916,616
1,717	Kimberly-Clark Corp.	173,160
		1,089,776
	INSURANCE — 4.3%
3	Berkshire Hathaway, Inc., Class A*	861,600
10,000	Prudential Financial, Inc.	968,400
		1,830,000
	INTERNET — 0.6%
12,000	Symantec Corp.	249,360

	INVESTMENT COMPANIES — 1.5%
28,800	Jefferies Financial Group, Inc.	630,144

	MEDIA — 4.5%
5,166	Time Warner, Inc.	486,431
30,500	Twenty-First Century Fox, Inc.	1,175,775
10,000	Viacom, Inc., Class B	271,000
		1,933,206
	MISCELLANEOUS MANUFACTURING — 7.9%
3,600	3M Co.	710,028
18,000	Eaton Corp. PLC	1,378,440
10,200	Ingersoll-Rand PLC	892,908
9,076	Pentair PLC	396,077
		3,377,453
	OIL & GAS — 0.9%
4,700	Exxon Mobil Corp.	381,828

	PHARMACEUTICALS — 6.0%
5,000	Bristol-Myers Squibb Co.	263,100
9,000	GlaxoSmithKline PLC ADR	364,680
13,820	Merck & Co., Inc.	822,705
31,000	Pfizer, Inc.	1,113,830
		2,564,315
	RETAIL — 1.6%
4,225	McDonald's Corp.	676,042

	SEMICONDUCTORS — 3.4%
26,000	Intel Corp.	1,435,200

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2018

NUMBER OF SHARES		VALUE
	SOFTWARE — 5.7%
6,368	Micro Focus International PLC ADR	$112,714
11,500	Microsoft Corp.	1,136,660
25,000	Oracle Corp.	1,168,000
		2,417,374
	TELECOMMUNICATIONS — 6.0%
15,020	AT&T, Inc.	485,446
37,500	Cisco Systems, Inc.	1,601,625
10,000	Verizon Communications, Inc.	476,700
		2,563,771
	TRANSPORTATION — 1.0%
3,000	Union Pacific Corp.	428,280

	TOTAL COMMON STOCKS (Cost $22,559,307)	40,783,439

PRINCIPAL AMOUNT
	SHORT-TERM INVESTMENTS — 4.6%
	DEMAND DEPOSIT — 4.6%
$1,981,891	U.S. Bank Money Market Deposit Account, 0.30%**	1,981,891

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,981,891)	1,981,891

	TOTAL INVESTMENTS — 100.0% (Cost $24,541,198)	42,765,330

	Other Assets in Excess of Liabilities — 0.0%	14,356

	TOTAL NET ASSETS —100.0%	$42,779,686

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at May 31, 2018.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2018

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 74.9%
	AEROSPACE/DEFENSE — 5.0%
9,484	Astronics Corp.*	$333,837
4,859	Astronics Corp., Class B*	173,029
115	Cubic Corp.	7,998
39,931	Ducommun, Inc.*	1,348,070
36,319	Orbital ATK, Inc.	4,856,577
		6,719,511
	APPAREL — 4.1%
37,912	Deckers Outdoor Corp.*	4,290,122
63,839	Delta Apparel, Inc.*	1,202,727
		5,492,849
	AUTO PARTS & EQUIPMENT — 0.8%
25,000	Tenneco, Inc.	1,104,500

	BANKS — 1.7%
94,363	Hilltop Holdings, Inc.	2,212,812

	CHEMICALS — 2.0%
56,381	CSW Industrials, Inc.*	2,740,117

	COMMERCIAL SERVICES — 1.3%
170,487	RPX Corp.	1,781,589

	COMPUTERS — 2.2%
93,644	Syntel, Inc.*	2,949,786

	DISTRIBUTION/WHOLESALE — 1.6%
34,574	Anixter International, Inc.*	2,117,658

	ELECTRICAL COMPONENTS & EQUIPMENT — 0.3%
17,600	Graham Corp.	448,976

	ELECTRONICS — 8.3%
29,610	SYNNEX Corp.	3,162,940
41,552	Tech Data Corp.*	3,607,129
200,777	Vishay Intertechnology, Inc.	4,256,473
		11,026,542
	FOOD — 0.8%
57,879	Darling Ingredients, Inc.*	1,087,546

	FOREST PRODUCTS & PAPER — 2.5%
75,842	Schweitzer-Mauduit International, Inc.	3,322,638

	GAS — 6.8%
72,040	New Jersey Resources Corp.	3,198,576
53,741	South Jersey Industries, Inc.	1,779,902
81,402	UGI Corp.	4,108,359
		9,086,837
	HEALTHCARE-PRODUCTS — 1.2%
15,000	STERIS PLC	1,557,600

	INSURANCE — 7.2%
12,145	American National Insurance Co.	1,445,255
8,495	Aspen Insurance Holdings Ltd.	368,683
28,932	CNO Financial Group, Inc.	579,219
26,226	Crawford & Co., Class B	208,759
5,410	EMC Insurance Group, Inc.	139,416
71,182	Horace Mann Educators Corp.	3,146,244
56,217	RLI Corp.	3,692,332
		9,579,908
	MACHINERY-CONSTRUCTION & MINING — 2.6%
47,942	Oshkosh Corp.	3,487,781

	MACHINERY-DIVERSIFIED — 2.9%
86,807	Graco, Inc.	3,941,038

	MEDIA — 5.8%
87,021	Meredith Corp.	4,381,507
74,712	Scholastic Corp.	3,361,293
		7,742,800
	METAL FABRICATE/HARDWARE — 2.0%
65,041	LB Foster Co.*	1,508,951
25,000	Timken Co.	1,182,500
		2,691,451
	MISCELLANEOUS MANUFACTURING — 4.1%
3,900	Chase Corp.	463,905
9,330	Colfax Corp.*	285,311
134,875	Fabrinet*	4,738,159
		5,487,375
	PHARMACEUTICALS — 0.6%
10,399	Owens & Minor, Inc.	169,504
16,967	Prestige Brands Holdings, Inc.*	567,207
		736,711

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2018

NUMBER OF SHARES		VALUE
	SEMICONDUCTORS — 1.5%
48,064	Synaptics, Inc.*	$2,020,611

	SOFTWARE — 2.4%
76,487	CSG Systems International, Inc.	3,165,032

	TELECOMMUNICATIONS — 2.6%
1,505	InterDigital, Inc.	118,669
46,879	Plantronics, Inc.	3,415,135
		3,533,804
	TEXTILES — 2.1%
15,529	UniFirst Corp.	2,757,950

	TRUCKING & LEASING — 2.5%
67,083	Greenbrier Cos., Inc.	3,334,025

	TOTAL COMMON STOCKS (Cost $60,522,974)	100,127,447

	CLOSED-END FUNDS — 1.0%
105,338	Sprott Physical Gold and Silver Trust**	1,384,141

	TOTAL CLOSED-END FUNDS (Cost $1,297,334)	1,384,141

PRINCIPAL AMOUNT
	SHORT-TERM INVESTMENTS — 22.5%
	DEMAND DEPOSIT — 10.5%
$14,046,071	U.S. Bank Money Market Deposit Account, 0.30%***	14,046,071

	U.S. TREASURY BILLS — 12.0%
3,000,000	1.76%, 6/28/2018	2,996,044
3,000,000	1.70%, 7/12/2018	2,994,210
2,500,000	1.76%, 7/19/2018	2,494,141
2,500,000	1.83%, 7/26/2018	2,493,019
2,500,000	1.83%, 8/2/2018	2,492,057
2,500,000	1.89%, 8/16/2018	2,490,183
		15,959,654
	TOTAL SHORT-TERM INVESTMENTS (Cost $30,005,630)
		30,005,725
	TOTAL INVESTMENTS — 98.4% (Cost $91,825,938)	131,517,313

	Other Assets in Excess of Liabilities — 1.6%	2,112,921

	TOTAL NET ASSETS —100.0%	$133,630,234

PLC – Public Limited Company

*	Non-income Producing.

**	Passive foreign investment company.

***	Variable rate security; the coupon rate shown represents the yield at May 31, 2018.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of May 31, 2018

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $24,541,198, $91,825,938)	$42,765,330	$131,517,313
Receivables:
Shareholder Subscriptions	—	42,054
Dividends and Interest	95,619	135,420
Investment Securities Sold	—	2,155,061
Total Assets	42,860,949	133,849,848

Liabilities:
Payables:
Shareholder Redemptions	46,500	87,561
Accrued Advisory Fees (Note 3)	34,763	132,053
Total Liabilities	81,263	219,614

Net Assets	$42,779,686	$133,630,234

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$22,915,947	$88,978,098
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	282,765	(54,713)
Accumulated Undistributed Net Realized Gain on Investments	1,356,842	5,015,474
Net Unrealized Appreciation on Investments	18,224,132	39,691,375
Net Assets	$42,779,686	$133,630,234

Shares of Beneficial Interest Issued and Outstanding	1,877,402	4,890,982
Net Asset Value, Offering and Redemption Price Per Share	$22.79	$27.32

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the year ended May 31, 2018

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $267)	$1,038,595	$1,558,070
Interest	15,748	238,007
Total Investment Income	1,054,343	1,796,077

Expenses:
Advisory Fees (Note 3)	421,253	1,684,610
Total Expenses	421,253	1,684,610
Net Investment Income	633,090	111,467

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,418,777	6,813,801
Net Change in Unrealized Appreciation on Investments	1,975,174	3,092,197
Net Realized and Unrealized Gain on Investments	3,393,951	9,905,998

Net Increase in Net Assets from Operations	$4,027,041	$10,017,465

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the year ended May 31, 2018	For the year ended May 31, 2017	For the year ended May 31, 2018	For the year ended May 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net Investment Income (Loss)	$633,090	$589,582	$111,467	$(24,946)
Net Realized Gain on Investments	1,418,777	1,901,841	6,813,801	4,648,960
Net Change in Unrealized Appreciation on Investments	1,975,174	3,360,316	3,092,197	7,356,656
Net Increase in Net Assets from Operations	4,027,041	5,851,739	10,017,465	11,980,670

Distributions to Shareholders From:
Net Investment Income	(549,243)	(648,076)	—	—
Net Realized Gains	(1,231,632)	(1,510,675)	(2,899,450)	(8,147,944)
Net Change in Net Assets from Distributions	(1,780,875)	(2,158,751)	(2,899,450)	(8,147,944)

Capital Transactions:
Proceeds from Sale of Shares	3,174,088	2,944,821	18,767,503	56,430,288
Net Asset Value of Shares Issued on Reinvestment of Dividends	384,841	653,245	1,985,175	6,252,949
Cost of Shares Redeemed	(5,844,929)	(3,720,982)	(34,923,359)	(69,208,578)
Net Decrease in Net Assets from Capital Transactions	(2,286,000)	(122,916)	(14,170,681)	(6,525,341)

Total Increase (Decrease) in Net Assets	(39,834)	3,570,072	(7,052,666)	(2,692,615)

Net Assets:
Beginning of Year	42,819,520	39,249,448	140,682,900	143,375,515
End of Year	$42,779,686	$42,819,520	$133,630,234	$140,682,900

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$282,765	$244,988	$(54,713)	$(166,179)

Capital Share Transactions:
Shares Sold	137,816	142,048	704,107	2,190,001
Shares Issued on Reinvestment of Dividends	16,474	32,164	72,824	236,944
Shares Redeemed	(251,496)	(178,505)	(1,312,127)	(2,677,077)
Net Decrease in Shares	(97,206)	(4,293)	(535,196)	(250,132)

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014

Net Asset Value, Beginning of Year	$21.69	$19.83	$20.10	$19.65	$17.15

Income from Investment Operations:
Net Investment Income*	0.33	0.30	0.31	0.23	0.20
Net Realized and Unrealized Gain on Investments	1.70	2.66	0.00 **	1.17	2.49
Total from Investment Operations	2.03	2.96	0.31	1.40	2.69

Less Distributions:
Net Investment Income	(0.29)	(0.33)	(0.22)	(0.22)	(0.19)
Net Realized Gains	(0.64)	(0.77)	(0.36)	(0.73)	—
Total Distributions	(0.93)	(1.10)	(0.58)	(0.95)	(0.19)

Net Asset Value, End of Year	$22.79	$21.69	$19.83	$20.10	$19.65

Total Return	9.25%	15.31%	1.74%	7.15%	15.69%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$42,780	$42,820	$39,249	$38,185	$36,934
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.44%	1.61%	1.14%	1.10%
Portfolio Turnover Rate	—%	8%	14%	4%	—%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014

Net Asset Value, Beginning of Year	$25.93	$25.26	$24.52	$23.27	$20.84

Income from Investment Operations:
Net Investment Income (Loss)*	0.02	(0.00)**	(0.02)	0.01	0.00	**
Net Realized and Unrealized Gain on Investments	1.94	2.01	0.84	1.90	3.18
Total from Investment Operations	1.96	2.01	0.82	1.91	3.18

Less Distributions:
Net Realized Gains	(0.57)	(1.34)	(0.08)	(0.66)	(0.75)
Total Distributions	(0.57)	(1.34)	(0.08)	(0.66)	(0.75)

Net Asset Value, End of Year	$27.32	$25.93	$25.26	$24.52	$23.27

Total Return	7.55%	7.87%	3.37%	8.33%	15.26%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$133,630	$140,683	$143,376	$79,266	$74,212
Ratio of Expenses to Average Net Assets	1.22%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.08%	(0.02)%	(0.07)%	0.02%	0.01%
Portfolio Turnover Rate	6%	27%	23%	2%	0	%***

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Amount is less than 0.5%.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS May 31, 2018

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are diversified managed portfolios of Bragg Capital Trust (the “Trust”), which is registered under the Investment Company Act of 1940, (the “1940 Act”), as amended, as an open-end management company. Each Fund’s investment objective is to seek long-term capital growth. The Funds invest primarily in common stocks which are believed by Bragg Financial Advisors (the “Advisor”) to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Small Cap Value Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is $4 billion or less. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies, as such, these financial statements have applied the guidance set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2014 – 2017, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2018

Security Valuation: Securities, including common stocks and closed-end funds, which are traded on a national securities exchange are valued at the last quoted sales price, and are generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and are generally classified as a Level 1 investment. If there are no sales reported, the Fund’s portfolio securities will be valued using the last reported bid price. Short-term obligations may be valued using amortized cost, which approximates fair value, and are generally classified as a Level 2 investment. Debt securities are priced by an independent pricing service. The pricing service may use one or more pricing models. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and are generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

●

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common stocks, closed-end funds, demand deposits and mutual funds are generally categorized as Level 1.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 3 securities during the year ended May 31, 2018. There were no transfers into and out of any level during the current year. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$40,783,439	$—	$—	$40,783,439
Short-Term Investments	1,981,891	—	—	1,981,891
Total	$42,765,330	$—	$—	$42,765,330

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2018

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$100,127,447	$—	$—	$100,127,447
Closed-End Funds	1,384,141	—	—	1,384,141
Short-Term Investments	14,046,071	15,959,654	—	30,005,725
Total	$115,557,659	$15,959,654	$—	$131,517,313

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.18% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.18% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. At the October 24, 2017 Board of Trustees meeting, the Advisor proposed, and the Board approved a decrease in the annual advisory fee for the Small Cap Value Fund from 1.24% to 1.18% on the first $500 million of average daily net assets, effective January 1, 2018. For the year ended May 31, 2018, the Advisor earned $421,253 and $1,684,610 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources the Advisor is contractually obligated to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amounts due to the Advisor at May 31, 2018, from the Value Fund and Small Cap Value Fund were $34,763 and $132,053, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the 1940 Act) of the Trust. Each “non-interested” Trustee is entitled to receive an annual fee of $4,000 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities, LLC (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the year ended May 31, 2018.

Note 4. Investment Transactions

For the year ended May 31, 2018, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $2,630,367, respectively, for the Value Fund, and $6,673,560 and $31,855,625 respectively, for the Small Cap Value Fund.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2018

Note 5. Federal Income Taxes

At May 31, 2018, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$24,433,419	$91,930,363
Gross unrealized appreciation	$18,625,878	$40,632,700
Gross unrealized depreciation	(293,967)	(1,045,750)
Net unrealized appreciation on investments	$18,331,911	$39,586,950

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2018, permanent differences in book and tax accounting resulting primarily from differing treatments for distribution reclassifications and return of capital items have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Value Fund	$—	$(46,070)	$46,070
Small Cap Value Fund	1	(1)	—

As of May 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$282,765	$35,508
Undistributed long-term capital gains	1,249,063	5,029,678
Tax accumulated earnings	1,531,828	5,065,186
Accumulated capital and other losses	—	—
Net unrealized appreciation	18,331,911	39,586,950
Total accumulated earnings	$19,863,739	$44,652,136

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2018

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2018, the following Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$—	$—
Late-year ordinary losses	—	—

The tax character of distributions paid during the fiscal years ended, May 31, 2018 and May 31, 2017 were as follows:

	Value Fund		Small Cap Value Fund
Distributions Paid from:	2018	2017	2018	2017
Ordinary Income	$549,243	$648,272	$—	$925,377
Net Long Term Capital Gains	1,231,632	1,510,479	2,899,450	7,222,567
Total Taxable Distributions Paid	$1,780,875	$2,158,751	$2,899,450	$8,147,944

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the 1940 Act. As of May 31, 2018, Pershing, LLC, for the benefit of its customers, owned 94.89% and 47.80% of the Value Fund and Small Cap Value Fund, respectively. As of May 31, 2018, Charles Schwab & Co., Inc., for the benefit of its customers, owned 32.56% of the Small Cap Value Fund.

Note 7. Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general idemnification clauses. The Funds’ maximum exposure under these arrangements in unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

QUEENS ROAD FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Bragg Capital Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bragg Capital Trust comprising Queens Road Value Fund and Queens Road Small Cap Value Fund (the “Funds”) as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 25, 2018

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION May 31, 2018 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2017 through May 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During the Period* December 1, 2017 to May 31, 2018
Value Fund
Actual	$1,000.00	$ 985.70	$4.71
Hypothetical (5% Annual Return before expenses)	$1,000.00	$ 1,020.26	$4.79
Small Cap Fund
Actual	$1,000.00	$ 1,002.00	$5.95
Hypothetical (5% Annual Return before expenses)	$1,000.00	$ 1,019.06	$6.00

*

Expenses are equal to the Funds’ annualized expense ratio of 0.95% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective January 1, 2018, the Small Cap Value Fund lowered its annual advisory fee from 1.24% to 1.18% on the first $500 million of average daily net assets. The expense ratio of 1.19% reflects the blended fee based on the Fund’s average net assets over the six month period ended May 31, 2018.

QUEENS ROAD FUNDS ADDITIONAL INFORMATION May 31, 2018 (Unaudited)

Proxy Voting – A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Funds at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Funds at 1-800-595-3088.

Long-Term Capital Gains Designation – Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Value and Small Cap Value Funds hereby designate $1,231,632 and $2,899,450, respectively, as long-term capital gains distributed during the year ended, May 31, 2018.

Qualified Dividend Income

For the year ended May 31, 2018, 100% of the dividends paid from net investment income, including short-term capital gains (if any), is designated as qualified dividend income for the Value Fund.

Corporate Dividends Received Deduction

For the year ended May 31, 2018, 100% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders for the Value Fund.

QUEENS ROAD FUNDS TRUSTEES INFORMATION May 31, 2018 (Unaudited)

Information about Trustees who are “interested persons” of the Trust as defined under the 1940 Act, and each Trustee of the Trust, including their principal occupations during the past five years, is as follows:

Interested Trustees
Name, Address, and Age	Positions with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Steven H. Scruggs 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 49	CCO, Trustee, President, Secretary	Unlimited; 15 years	Bragg Financial Advisors, Portfolio Manager/CCO(2000-present)	Two	None
Benton S. Bragg 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 50	Trustee, Chairman, Treasurer	Unlimited; 15 years	Bragg Financial Advisors, President, CEO (1996-present)	Two	None

Steven H. Scruggs and Benton S. Bragg are Interested Trustees of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act) by reason of their affiliation with the Funds’ advisor, Bragg Financial Advisors, Inc. and their affiliation as registered principals with the Funds’ underwriter, QRS. Steven H. Scruggs and Benton S. Bragg are brothers-in-law.

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

QUEENS ROAD FUNDS TRUSTEES INFORMATION (Continued) May 31, 2018 (Unaudited)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees
Name, Address, and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Philip C. Blount III 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 64[1,2]	Trustee	Unlimited; 15 years	Icons, Inc., President (2001-present) Marketing Merchandise	Two	None
Christopher B. Brady 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 48[1,2]	Trustee	Unlimited; 15 years	Private Investor (2017 – present); Brady Distributing, Vice President (1995-2009, 2012-2017) Machinery Distribution	Two	None
Harold J. Smith 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 53[1,2]	Trustee	Unlimited; 15 years	Raftelis Financial, Vice President (1996-present) Public Finance Consulting	Two	None
Timothy J. Ignasher 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 57[1,2]	Trustee	Unlimited; 15 years	New Dominion Bank, President (2017-present); NewBridge Bank, Exec. Vice President and Head of Commercial Banking (2012-2017)	Two	None

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

(1)

Member of the Audit Committee of the Board of Trustees, which makes recommendations regarding the selection of the Funds’ independent registered public accountant (the “accountants”) and meets with representatives of the accountants to determine the scope of and review the results of each audit.

(2)	Member of the Nominating Committee of the Board of Trustees, which identifies qualified candidates and recommends nominees for the election as Trustees.

QUEENS ROAD FUNDS

Notes

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QUEENS ROAD FUNDS

Board of Trustees

Benton S. Bragg

Steven H. Scruggs

Philip C. Blount, III

Timothy J. Ignasher

Christopher B. Brady

Harold J. Smith

Investment Advisor

Bragg Financial Advisors, Inc.

1031 Caldwell Street, Suite 200

Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, LLC, an affiliate of the Investment Advisor. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Code of Ethics for the Principal Executive and Principal Financial officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 3, 2017. (SEC Accession No. 0001398344-17-009598)

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	The board did not identify a member of the audit committee that had all of the required technical attributes to qualify as an “audit committee financial expert.” At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

Registrant
FY 2017	$22,300
FY 2018	$22,300

(b) Audit-Related Fees

Registrant
FY 2017	$0
FY 2018	$0
Nature of the fees:	Not applicable.

(c) Tax Fees

Registrant
FY 2017	$5,000
FY 2018	$5,000
Nature of the fees:	1120-RIC & Excise Tax Return

(d) All Other Fees

Registrant
FY 2017	$800
FY 2018	$900
Nature of the fees:	Out of pocket expenses and consents

(e)        (1) Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)       None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2017	$0
FY 2018	$0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1)	Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 3, 2017. (SEC Accession No. 0001398344-17-009598)

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(a)(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
August 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
August 6, 2018

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
August 6, 2018